EXHIBIT 99.9

Return this form with Coast Casinos stock certificates to Wells Fargo Shareowner Services no later than 5:00 p.m., Pacific time, on the business day immediately preceding the date of the Coast Casinos 2004 Annual Meeting of Stockholders	FORM OF ELECTION AND LETTER OF TRANSMITTAL Return this form and your Coast Casinos Stock Certificates to Wells Fargo Shareowner Services as follows:	Do you need Assistance? Call us TOLL FREE [ ]

By Mail: Wells Fargo Shareowner Services P.O. Box 64858 St. Paul, MN 55164-0858	By Hand or Overnight Delivery: Wells Fargo Shareowner Services Corporate Actions Department 161 North Concord Exchange South St. Paul, MN 55075

1. About You and Your Shares—Indicate Address Change as Necessary Below

Account Number:

Certificate Number	Number of Shares Represented by Each Certificate

1.

2.

3.

4.

Total Certificated Shares

2.    Election Option and Required Signatures—Complete A, B and C. All certificates representing shares of Coast Casinos common stock with respect to which an election has been made MUST accompany this form (except as set forth in Section 5 of Instructions).

A)  Options

☐ 1.	Exchange all shares of Coast Casinos common stock for shares of Boyd Gaming common stock.	☐ 2.	Exchange a portion of the shares of Coast Casinos common stock for shares of Boyd Gaming common stock.	Number of shares of Coast Casinos common stock to be exchanged:

B)  Required Signatures – All Coast Casinos stockholders making an election must sign below. The stockholder who provides the Social Security Number in the box below must sign the Substitute Form W-9.

X

Signature of Stockholder	Date
X

Signature of Stockholder (If joint account)	Date

C) SUBSTITUTE FORM W-9 Department of the Treasury Request for Taxpayer Identification Number (TIN) and Certification

Part 1 –

PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION NUMBER (“TIN”) BELOW AND CERTIFY

THAT IT IS YOUR CORRECT TIN BY SIGNING AND DATING BELOW

Taxpayer Identification Number, Social Security Number or Employer Identification Number

Part 2 – Check this ☐ if you are exempt from backup withholding.

Part 3 – By signing, you are certifying that you have not been notified by the Internal Revenue Service (“IRS”) that you are subject to backup withholding as a result of a failure to report all interest and dividends or that the IRS has notified you that you are no longer subject to backup withholding. You must cross out this Part 3 if this certification does not apply to you.

Part 4 – Check this ☐ if you are awaiting a TIN*

CERTIFICATION: UNDER THE LAWS OF PERJURY, I CERTIFY THAT THE INFORMATION PROVIDED ON THIS SUBSTITUTE FORM W-9 IS TRUE, CORRECT, AND COMPLETE.

PRINT NAME

SIGNATURE

DATE

NOTE: FAILURE TO COMPLETE AND RETURN THE ABOVE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE MERGER.

*YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 4 OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and that either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within sixty (60) days, 28% of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature	Date

3.  Special Transfer or Payment Instructions

The check and/or Boyd Gaming common stock certificate exchanged in connection with the merger will be issued in the name(s) printed in Section 1 unless you indicate a different name below. Your signature and a Signature Guarantee are required. The Substitute Form W-9 to the right must be completed by the new account holder.

NAME

NAME

ADDRESS

CITY-STATE-ZIP

X

AUTHORIZED SIGNATURE(S)

PLACE MEDALLION

SIGNATURE GUARANTEE HERE

4.  Special Delivery Instructions

The Boyd Gaming common stock certificate and/or check will be mailed to the address shown in Section 1 unless you indicate a different address below:

NAME

ADDRESS

CITY-STATE-ZIP

5.  Notice of Guaranteed Delivery (See Section 5 of Instructions)

Name of Firm

Authorized Signature

Title

City-State-Zip

Area Code and Telephone

Number(s):

Date:

[            ], 2004

Dear Coast Casinos, Inc. Stockholder:

As you know, Boyd Gaming Corporation (“Boyd Gaming”), BGC, Inc. and Coast Casinos, Inc. (“Coast Casinos”) have entered into an Agreement and Plan of Merger dated as of February 6, 2004 (as amended, the “Merger Agreement”), pursuant to which, subject to certain conditions, including the approval of the Merger Agreement by the stockholders of Coast Casinos, Coast Casinos will merge with and into BGC, Inc., with BGC, Inc. surviving the merger (the “Merger”). As outlined in the [            ], 2004 Joint Proxy Statement/Prospectus (the “Joint Proxy Statement/Prospectus”) mailed to you under separate cover, the terms of the Merger Agreement allow you to choose, no later than 5:00 p.m., Pacific time, on the business day immediately preceding the date of the Coast Casinos 2004 Annual Meeting of Stockholders, subject to the proration provisions, the type of merger consideration that you wish to receive in exchange for each share of Coast Casinos common stock that you own. At this time you may choose the merger consideration that you wish to receive. You may choose to receive either shares of Boyd Gaming common stock or cash for your shares of Coast Casinos common stock, subject to the proration provisions of the Merger Agreement. All the documents necessary to complete your election are included in this package. Please review the following documents carefully:

1.	The Form of Election and Letter of Transmittal, which enables you to make your election, attach your stock certificates and complete the Substitute Form W-9 to certify your Taxpayer Identification/Social Security Number;

2.	The Substitute Form W-9 Guidelines;

3.	The Instructions for Completing the Form of Election and Letter of Transmittal (the “Instructions”);

4.	A Return Envelope for mailing items to the Exchange Agent, Wells Fargo Shareowner Services; and

5.	Notice of Guaranteed Delivery, if needed.

You should also carefully read the Joint Proxy Statement/Prospectus mailed to you under separate cover.

To make your election, please complete the Form of Election and Letter of Transmittal, attach the stock certificate(s) representing shares of Coast Casinos common stock in exchange for which you are electing to receive merger consideration in the form of Boyd Gaming common stock (unless the delivery of such certificate(s) is guaranteed as set forth in Section 5 of the Instructions) and mail these items to the Exchange Agent, Wells Fargo Shareowner Services. The Form of Election and Letter of Transmittal and your stock certificate(s) (unless the delivery of such certificate(s) is guaranteed as set forth in Section 5 of the Instructions) must be received no later than 5:00 p.m., Pacific time, on the business day immediately preceding the date of the Coast Casinos 2004 Annual Meeting of Stockholders (the “Election Deadline”). If you cannot locate your stock certificates, contact Barry Lieberman, General Counsel of Coast Casinos, at [            ] (toll-free) immediately to receive replacement instructions. If you fail to make a proper election by the Election Deadline for your shares of Coast Casinos common stock, you will receive cash and/or stock consideration based on what other Coast Casinos stockholders have elected to receive and the limit on the aggregate number of shares of Boyd Gaming common stock that may be issued in the Merger and on the aggregate amount of cash that may be paid in the Merger, in each case in exchange for shares of Coast Casinos common stock.

If you choose to receive cash for all of your shares of Coast Casinos common stock, you should not complete and return to the Exchange Agent a Form of Election and Letter of Transmittal and you should not return to the Exchange Agent any certificate(s) representing your shares of Coast Casinos common stock.

If you have any questions regarding the enclosed forms, please contact Wells Fargo Shareowner Services at [            ] (toll-free).

This communication is not a solicitation of a proxy from any Coast Casinos stockholder. Boyd Gaming has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 of which the Joint Proxy Statement/Prospectus that was mailed to Coast Casinos stockholders on [            ], 2004, is a part. Boyd Gaming and Coast Casinos may file other relevant documents concerning the Merger. WE URGE INVESTORS IN COAST CASINOS TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors may obtain the documents free of charge at the SEC’s website, www.sec.gov. Documents filed with the SEC by Boyd Gaming may be obtained without charge from Boyd Gaming on the Internet at www.boydgaming.com, under the “Investor Relations” section, or by contacting Boyd Gaming Corporation, Attn: Robert D. Stillwell at 2950 Industrial Road, Las Vegas, Nevada 89103 or by e-mail to robstillwell@boydgaming.com. Documents filed with the SEC by Coast Casinos may be obtained without charge from Coast Casinos on the Internet at www.coastcasinos.com, under the “Investors” section, or by contacting Coast Casinos, Attn: Gage Parrish at 4500 West Tropicana Avenue, Las Vegas, Nevada 89103 or by e-mail to gparrish@coastcasinos.net.

Very truly yours,

COAST CASINOS, INC.

INSTRUCTIONS FOR COMPLETING THE FORM OF ELECTION AND

LETTER OF TRANSMITTAL

These instructions are for the accompanying Form of Election and Letter of Transmittal for the registered stockholders of Coast Casinos, Inc. (“Coast Casinos”). All elections are subject to the terms of the Agreement and Plan of Merger dated as of February 6, 2004 (as amended, the “Merger Agreement”) that was furnished to stockholders as part of the Joint Proxy Statement/Prospectus dated [            ], 2004 (the “Joint Proxy Statement/Prospectus”).

If a holder of shares of Coast Casinos common stock does not submit an effective Form of Election and Letter of Transmittal, together with the stock certificate(s) representing those shares of Coast Casinos common stock in exchange for which you are electing to receive shares of Boyd Gaming common stock in the Merger, to the Exchange Agent at its designated office by 5:00 p.m., Pacific time, on the business day immediately preceding the date of the Coast Casinos 2004 Annual Meeting of Stockholders (the “Election Deadline”), such holder shall be deemed to have made no election and such holder’s shares Coast Casinos common shares shall be converted into the right to receive cash consideration in the Merger, subject to the proration provisions of the Merger Agreement.

FORM OF ELECTION AND LETTER OF TRANSMITTAL

Section 1.    ABOUT YOU AND YOUR SHARES

Section 1 of the Form of Election and Letter of Transmittal shows the registration of your account and the number and type of shares owned by you as reflected on the records of Coast Casinos at the time of mailing these instructions.

If you cannot locate your share certificates, contact Barry Lieberman, General Counsel of Coast Casinos, at [            ] (toll free) immediately to receive replacement instructions.

Mark through any incorrect address information that is printed in this area on the Form of Election and Letter of Transmittal. Clearly print the correct address in the space beside the printed information.

Section 2.    ELECTION OPTIONS AND REQUIRED SIGNATURES

The terms of the Merger Agreement allow you to choose, subject to the proration provisions of the Merger Agreement, the type of consideration you wish to receive for your shares. For more information, please refer to the Joint Proxy Statement/Prospectus. If you elect to receive shares of Boyd Gaming common stock in exchange for any of your shares of Coast Casinos common stock, the stock certificate(s) representing those shares of Coast Casinos common stock in exchange for which you are electing to receive shares of Boyd Gaming common stock in the Merger must be returned with the Form of Election and Letter of Transmittal for your election to be valid (unless the delivery of such certificate(s) is guaranteed as set forth in Section 5 of these Instructions).

A)    Election Options

Select from the following options:

1.	Election to exchange all of your shares of Coast Casinos common stock for shares of Boyd Gaming common stock. You may select this option, indicating that you want to receive shares of Boyd Gaming common stock in exchange for all of your shares of Coast Casinos common stock, subject to the proration provisions of the Merger Agreement.

2.

Election to exchange a portion of your shares of Coast Casinos common stock for shares of Boyd Gaming common stock. You may select this option, indicating that you want to receive shares of Boyd Gaming common stock in exchange for a portion of your shares of Coast Casinos common stock, subject to the proration provisions of the Merger Agreement. If you select this option, you must indicate the number of shares of Coast Casinos common stock in exchange for which you are electing to receive shares of Boyd Gaming common stock. You will be deemed not to have made an election with respect to your remaining shares of Coast Casinos common stock, and those remaining shares of Coast Casinos common stock will be converted into the right to receive cash consideration, subject to the proration provisions of the Merger Agreement.

3.	No election. You may choose not to make an election, indicating that you want to receive cash in exchange for all of your shares of Coast Casinos common stock, subject to the proration provisions of the Merger Agreement. If you choose not to make an election, you should not complete and return to the Exchange Agent a Form of Election and Letter of Transmittal and you should not return to the Exchange Agent any certificate(s) representing your shares of Coast Casinos common stock.

You are not guaranteed to receive your election choice. The Merger Agreement provides that the form of merger consideration actually received by you may differ from the form of consideration that you elect to receive. Refer to “The Merger Agreement—Consideration to be Received in the Merger” in the Joint Proxy Statement/Prospectus for more information.

B)    Required Signatures

All individuals listed on the account must sign the Form of Election and Letter of Transmittal.

C)    Substitute Form W-9 Certification

Regardless of whether you have previously furnished a Taxpayer Identification Number (TIN), Social Security Number (SSN) or the certification on Form W-9 with respect to dividend payments, you must again furnish this number on the Substitute Form W-9 certification.

If you are a trustee, executor, administrator or someone who is acting on behalf of a Coast Casinos stockholder and your name is not printed on the Form of Election and Letter of Transmittal, you must include your full title and send us proper evidence of your authority to exchange the shares.

Any disputes regarding your election or the elections made by other Coast Casinos stockholders will be resolved by the Exchange Agent (in consultation with Boyd Gaming and Coast Casinos) and such decision will be final for all parties concerned. The Exchange Agent has the absolute right to reject any and all Forms of Election and Letters of Transmittal which it determines are not in proper form or to waive minor defects in any form. Surrenders of certificates will not be effective until all defects or irregularities that have not been waived by the Exchange Agent have been corrected. Please return your Form of Election and Letter of Transmittal promptly to allow sufficient time to correct any possible deficiencies before the Election Deadline.

BEFORE YOU MAIL YOUR FORM OF ELECTION AND LETTER OF TRANSMITTAL, MAKE SURE YOU DO THE FOLLOWING:

a) Verify the election you have chosen;

b) Sign and date the Form of Election and Letter of Transmittal;

c) Print your SSN or TIN on the Form of Election and sign the Substitute Form W-9 certification;

d) Include your share certificate(s) representing the shares of Coast Casinos common stock in exchange for which you are electing to receive shares of Boyd Gaming common stock in the Merger along with the Form of Election and Letter of Transmittal in the enclosed envelope (unless the delivery of such certificate(s) is guaranteed as set forth in Section 5 of these Instructions); and

e) Include any items required by Sections 3, 4 or 5, if applicable.

Section 3.    SPECIAL TRANSFER OR PAYMENT INSTRUCTIONS

If you want your Boyd Gaming common stock certificate(s) registered or your check made payable in a name or names different from the name(s) printed on the Form of Election and Letter of Transmittal, please follow the instructions below.

First, print the name(s) and address of the person(s) receiving the shares or the check in the space provided under Special Transfer or Payment Instructions. Then, refer to the procedures printed below for the requirements needed to make some of the most frequently requested types of registration changes. These documents must accompany your Coast Casinos common stock certificate(s) and your Form of Election and Letter of Transmittal.

Name change due to marriage or transfer of ownership to another individual:

1.	If there has been a name change due to marriage, sign the Election Form and Letter of Transmittal as the name appears on the face of the certificate, write “Now Known As” and then sign with the new name. Obtain a signature guarantee for the stockholder whose name is printed on the Form of Election and Letter of Transmittal. If it is a joint account, both owners must sign and have their signatures guaranteed. Each signature must be guaranteed by an officer of a commercial bank, trust company, credit union or savings & loan who is a member of the Securities Transfer Agents Medallion Program (STAMP), or by a stockbroker who is a member of STAMP. The signature of a Notary Public is not acceptable for this purpose.

2.	Complete the Substitute Form W-9 on the Form of Election and Letter of Transmittal by listing the Taxpayer Identification Number (TIN) or Social Security Number (SSN) that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign the Substitute Form W-9. Please refer to the Instructions for Completing Substitute Form W-9 for more detailed information.

Stockholder whose name is printed on the Form of Election and Letter of Transmittal is deceased. You are the executor or administrator of the estate:

1.	Provide a copy of the Court Qualification appointing the legal representative (dated within 60 days).

2.	Obtain a signature guarantee for the legal representative. The signature must be guaranteed by an officer of a commercial bank, trust company, credit union or savings & loan who is a member of the Securities Transfer Agents Medallion Program (STAMP), or by a stockbroker who is a member of STAMP. The signature of a Notary Public is not acceptable for this purpose.

3.	Complete the Substitute Form W-9 on the Form of Election and Letter of Transmittal by listing the Taxpayer Identification Number (TIN) or Social Security Number (SSN) that is to be used for tax reporting on the new account. If the account is being registered in the name of the estate and not to an individual, a TIN is required. Please refer to the Instructions for Completing Substitute Form W-9 for more detailed information.

The account is a joint account and one of the accountholders is deceased. Transferring shares to the survivor only:

1.	Provide a copy of death certificate.

2.	Survivor’s signature (Signature guarantee is not necessary in this case).

3.	Complete the Substitute Form W-9 on the Form of Election and Letter of Transmittal by listing the Taxpayer Identification Number (TIN) or Social Security Number (SSN) that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign the Substitute Form W-9. Please refer to the Instructions for Completing Substitute Form W-9 for more detailed information.

The account is a joint account and one of the accountholders is deceased. Transferring shares to the survivor and adding a name:

1.	Provide a copy of death certificate.

2.	Survivor must obtain a signature guarantee. The signature must be guaranteed by an officer of a commercial bank, trust company, credit union or savings & loan who is a member of the Securities Transfer Agents Medallion Program (STAMP), or by a stockbroker who is a member of STAMP. The signature of a Notary Public is not acceptable for this purpose.

3.	Complete the Substitute Form W-9 on the Form of Election and Letter of Transmittal by listing the Taxpayer Identification Number (TIN) or Social Security Number (SSN) that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign the substitute Form W-9. Please refer to the Instructions for Completing Substitute Form W-9 for more detailed information.

The account is a custodial account and the former minor has reached the legal age of majority:

1.	Provide a copy of the birth certificate for the former minor.

2.	Complete the Substitute Form W-9 on the Form of Election and Letter of Transmittal by listing the Taxpayer Identification Number (TIN) or Social Security Number (SSN) that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign the Substitute Form W-9. Please refer to the Instructions for Completing Substitute Form W-9 for more detailed information.

You want to have the account registered in the name of a trust:

1.	Obtain a signature guarantee for the stockholder whose name is printed on the Form of Election and Letter of Transmittal. If it is a joint account, both owners must sign and have their signatures guaranteed. Each signature must be guaranteed by an officer of a commercial bank, trust company, credit union or savings & loan who is a member of the Securities Transfer Agents Medallion Program (STAMP), or by a stockbroker who is a member of STAMP. The signature of a Notary Public is not acceptable for this purpose.

2.	Provide the name of the trust, date of trust and trustees.

3.	Complete the Substitute Form W-9 on the Form of Election and Letter of Transmittal by listing the Taxpayer Identification Number (TIN) or Social Security Number (SSN) that is to be used for tax reporting on the new account. The individual whose TIN or SSN is being used must sign the Substitute Form W-9. Please refer to the Instructions for Completing Substitute Form W-9 for more detailed information.

If your circumstances differ from those listed above, or if you have any other questions, please contact Wells Fargo Shareowner Services, Exchange Agent, at [            ] (toll-free).

Section 4.    SPECIAL DELIVERY INSTRUCTIONS

Complete this area only if you want the Boyd Gaming common stock certificates and/or check to be delivered to an address other than the one printed in Section 1 on the Form of Election and Letter of Transmittal.

Note: Your address of record will not be affected by completing this section.

Section 5.    NOTICE OF GUARANTEED DELIVERY

In order for an election to be effective, the Exchange Agent must receive a properly completed Form of Election, accompanied by stock certificate(s) (unless delivery of such certificate(s) is guaranteed as described below) representing the shares of Coast Casinos common stock in exchange for which you are electing to receive shares of Boyd Gaming common stock in the Merger and which are currently held by you no later than the Election Deadline. Persons whose share certificate(s) are not immediately available also may make an election by completing the Form of Election and submitting it to the Exchange Agent by the Election Deadline, and by having the Notice of Guaranteed Delivery properly completed and duly executed by a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States (subject to the condition that the stock certificate(s), the delivery of which is guaranteed by such completion and due execution, are in fact delivered to the Exchange Agent no later than 5:00 p.m., Pacific time, on the third trading day after the date of execution of such Notice of Guaranteed Delivery.

DELIVERY INSTRUCTIONS

Wells Fargo Shareowner Services

For information (Toll-Free): [            ]

By Mail:

Wells Fargo Shareowner Services

Corporate Actions Department

P.O. Box 64858

St. Paul, MN 55164-0858

By Hand or Overnight Delivery:

Wells Fargo Shareowner Services

Corporate Actions Department

161 North Concord Exchange

South St. Paul, MN 55075

[            ], 2004

COAST CASINOS, INC.

Election of Merger Consideration

Any election must be made no later than 5:00 p.m., Pacific time, on the business day immediately preceding the date of the Coast Casinos 2004 Annual Meeting of Stockholders. The time and date of the expiration of the election period is herein referred to as the “Election Deadline.”

To Our Clients:

Boyd Gaming Corporation (“Boyd Gaming”), BGC, Inc. and Coast Casinos, Inc. (“Coast Casinos”) have entered into an Agreement and Plan of Merger dated as of February 6, 2004 (as amended, the “Merger Agreement”), pursuant to which, subject to certain conditions, including the approval of the Merger Agreement by the Coast Casinos stockholders, Coast Casinos will merge with and into BGC, Inc., with BGC, Inc. surviving the merger (the “Merger”). As outlined in the [            ], 2004 Joint Proxy Statement/Prospectus (the “Joint Proxy Statement/Prospectus”) mailed to you under separate cover, the terms of the Merger Agreement allow you to choose, subject to the proration provisions, the type of merger consideration that you wish to receive in exchange for each share of Coast Casinos common stock that you own. At this time you may choose the merger consideration that you wish to receive. You may choose to receive either shares of Boyd Gaming common stock or cash for your shares of Coast Casinos common stock, subject to the proration provisions of the Merger Agreement.

We (or our nominees) are the holder of record of shares of Coast Casinos common stock held by us for your account. An election for your shares of Coast Casinos common stock can be made only by us as the holder of record and pursuant to your instructions. The Form of Election enclosed herewith is furnished to you for your information only and cannot be used by you to make an election for the shares of Coast Casinos common stock held by us for your account.

The options are:

1.	Election to exchange all of your shares of Coast Casinos common stock for shares of Boyd Gaming common stock. You may select this option, indicating that you want to receive shares of Boyd Gaming common stock in exchange for all of your shares of Coast Casinos common stock, subject to the proration provisions of the Merger Agreement.

2.	Election to exchange a portion of your shares of Coast Casinos common stock for shares of Boyd Gaming common stock. You may select this option, indicating that you want to receive shares of Boyd Gaming common stock in exchange for a portion of your shares of Coast Casinos common stock, subject to the proration provisions of the Merger Agreement. If you select this option, you must indicate the number of shares of Coast Casinos common stock in exchange for which you are electing to receive shares of Boyd Gaming common stock. You will be deemed not to have made an election with respect to your remaining shares of Coast Casinos common stock, and those remaining shares of Coast Casinos common stock will be converted into the right to receive cash consideration, subject to the proration provisions of the Merger Agreement.

3.	No election. You may choose not to make an election, indicating that you want to receive cash in exchange for all of your shares of Coast Casinos common stock, subject to the proration provisions of the Merger Agreement. If you choose not to make an election, you should not complete and return the enclosed Form of Election.

AN ELECTION FOR YOUR SHARES CAN BE MADE ONLY BY US AS THE HOLDER OF RECORD AND PURSUANT TO YOUR INSTRUCTIONS. ACCORDINGLY, WE REQUEST INSTRUCTIONS ON WHETHER YOU WISH TO RECEIVE SHARES OF BOYD GAMING COMMON STOCK OR CASH IN EXCHANGE FOR ALL OR ANY PORTION OF THE SHARES OF COAST CASINOS COMMON STOCK HELD BY US (OR OUR NOMINEES) FOR YOUR ACCOUNT, UPON THE TERMS AND SUBJECT TO THE CONDITIONS OF THE MERGER AGREEMENT.

Please note the following:

•	The Election Deadline is 5:00 p.m., Pacific time, on the business day immediately preceding the date of the Coast Casinos 2004 Annual Meeting of Stockholders. Your instructions should be forwarded to us in ample time to permit us to submit an election on your behalf prior to the Election Deadline.

•	If you do not respond, you will be deemed not to have made an election with respect to your shares of Coast Casinos common stock, and those shares of Coast Casinos common stock will be converted into the right to receive cash consideration, subject to the proration provisions of the Merger Agreement.

•	If you miss the Election Deadline, this is the same as not responding—you will be deemed not to have made an election with respect to your shares of Coast Casinos common stock, and those shares of Coast Casinos common stock will be converted into the right to receive cash consideration, subject to the proration provisions of the Merger Agreement.

•	You are not guaranteed to receive your election choice. The Merger Agreement provides that the form of merger consideration actually received by you may differ from the form of consideration that you elect to receive. Refer to the Joint Proxy Statement/Prospectus for more information.

INSTRUCTIONS WITH RESPECT TO THE

ELECTION OF MERGER CONSIDERATION

Please provide your signed instructions below:

ELECTION OPTIONS

☐	Exchange all shares of Coast Casinos common stock for Boyd Gaming common stock

☐	Exchange a portion of the shares of Coast Casinos common stock for Boyd Gaming common stock

Number of shares of Coast Casinos common stock to be exchanged:

Account Number:

Signature of Stockholder

Signature of Stockholder (if joint account)

Address

Area Code and Daytime Phone

Tax Identification or Social Security No.

Dated:                                                                                , 2004

THE METHOD OF DELIVERY OF THIS DOCUMENT IS AT YOUR OPTION AND RISK. IF DELIVERED BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE DELIVERY.

If you have any questions, please contact your broker or financial advisor directly, or alternatively contact the Exchange Agent, Wells Fargo Shareowner Services, at [            ] (toll-free).

PROMPT ACTION IS REQUESTED.

This communication is not a solicitation of a proxy from any Coast Casinos stockholder. Boyd Gaming has filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 of which the Joint Proxy Statement/Prospectus that was mailed to Coast Casinos stockholders on [            ], 2004, is a part. Boyd Gaming and Coast Casinos may file other relevant documents concerning the Merger. WE URGE INVESTORS IN COAST CASINOS TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors may obtain the documents free of charge at the SEC’s website, www.sec.gov. Documents filed with the SEC by Boyd Gaming may be obtained without charge from Boyd Gaming on the Internet at www.boydgaming.com, under the “Investor Relations” section, or by contacting Boyd Gaming Corporation, Attn: Robert D. Stillwell at 2950 Industrial Road, Las Vegas, Nevada 89103 or by e-mail to robstillwell@boydgaming.com. Documents filed with the SEC by Coast Casinos may be obtained without charge from Coast Casinos on the Internet at www.coastcasinos.com, under the “Investors” section, or by contacting Coast Casinos, Attn: Gage Parrish at 4500 West Tropicana Avenue, Las Vegas, Nevada 89103 or by e-mail to gparrish@coastcasinos.net.

Notice of Guaranteed Delivery

of

Shares of Common Stock of

COAST CASINOS, INC.

Pursuant to the Form of Election

(Not to be Used For Signature Guarantees)

This form or a facsimile hereof must be used to guarantee delivery of shares of common stock of Coast Casinos, Inc. (“Coast Casinos”) in connection with an election if:

(a) certificates for shares of Coast Casinos common stock are not immediately available;

(b) the procedures for book-entry transfer cannot be completed on a timely basis; or

(c) certificates for shares of Coast Casinos common stock cannot be delivered to the Exchange Agent prior to the election deadline, which is 5:00 p.m., Pacific time, on the business day immediately preceding the date of the Coast Casinos 2004 Annual Meeting of Stockholders (the “Election Deadline”).

This form, properly completed and duly executed, may be delivered by hand, mail or facsimile transmission to the Exchange Agent.

The Exchange Agent:

Wells Fargo Shareowner Services

By Registered or Certified Mail: Wells Fargo Shareowner Services Corporate Actions Department P.O. Box 64858 St. Paul, MN 55164-0858	By Facsimile Transmission: [ ] Confirm Receipt of Facsimile by Telephone: [ ]

By Hand or Overnight Delivery:

Wells Fargo Shareowner Services

Corporate Actions Department

161 North Concord Exchange

South St. Paul, MN 55075

Delivery of this form to an address other than as set forth above or transmission of instructions via a facsimile number other than as set forth above does not constitute valid delivery.

This form is not to be used to guarantee signatures. If a signature on a Form of Election and Letter of Transmittal is required to be guaranteed by an “eligible institution” under the instructions thereto, the signature guarantee must appear in the applicable space provided in the signature box on the Form of Election and Letter of Transmittal.

Ladies and Gentlemen:

The undersigned hereby surrenders to the Exchange Agent, upon the terms and subject to the conditions set forth in the Form of Election and Letter of Transmittal and related instructions, receipt of which is hereby acknowledged, the number of shares of Coast Casinos common stock specified below pursuant to the guaranteed delivery procedure set forth below:

SIGN HERE

(Please type or print)

Certificate Nos.

(if available):

No. of shares:

Name or Names

Address

Area Code and Telephone Number(s)

Signature(s)

Dated:

GUARANTEED DELIVERY PROCEDURE

In order for an election to be effective, the Exchange Agent must receive a properly completed Form of Election and Letter of Transmittal, accompanied by stock certificate(s) representing shares of Coast Casinos common stock in exchange for which you are electing to receive shares of Boyd Gaming common stock in the Merger (or a proper guarantee of delivery, as described below), no later than 5:00 p.m., Pacific time, on the business day immediately preceding the date of the Coast Casinos 2004 Annual Meeting of Stockholders. Persons whose share certificates are not immediately available also may make an election by completing the Form of Election and Letter of Transmittal and submitting it to the Exchange Agent by the Election Deadline, and by having this Notice of Guaranteed Delivery properly completed and duly executed by a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States (subject to the condition that the stock certificate(s), the delivery of which is hereby guaranteed, are in fact delivered to the Exchange Agent no later than 5:00 p.m. Pacific time, on the third trading day after the date of execution of such Notice of Guaranteed Delivery (the “Guaranteed Delivery Deadline”)).

If the Exchange Agent does not receive a properly completed Form of Election and Letter of Transmittal accompanied by all necessary stock certificates by the Election Deadline (unless a Form of Election and Letter of Transmittal and a Guarantee of Delivery have been properly completed and delivered by the Election Deadline and the certificates are received by the Exchange Agent by the Guaranteed Delivery Deadline), you will be deemed to have made no election with respect to the shares of Coast Casinos common stock represented by those certificates and those shares will be converted into the right to receive cash consideration in the Merger, subject to the proration provisions of the Merger Agreement.

DELIVERY GUARANTEE

(NOT TO BE USED FOR A SIGNATURE GUARANTEE)

THE UNDERSIGNED IS A BANK, BROKER, DEALER, CREDIT UNION, SAVINGS ASSOCIATION OR OTHER ENTITY WHICH IS A MEMBER IN GOOD STANDING OF THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM OR A BANK, BROKER, DEALER, CREDIT UNION, SAVINGS ASSOCIATION OR OTHER ENTITY WHICH IS AN “ELIGIBLE GUARANTOR INSTITUTION,” AS SUCH TERM IS DEFINED IN RULE 17AD-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED (EACH OF THE FOREGOING CONSTITUTING AN “ELIGIBLE INSTITUTION”), AND GUARANTEES THE DELIVERY TO THE EXCHANGE AGENT OF THE SHARES SURRENDERED HEREBY, IN PROPER FORM FOR TRANSFER, OR A CONFIRMATION THAT THE SHARES SURRENDERED HEREBY HAVE BEEN DELIVERED PURSUANT TO THE PROCEDURE FOR BOOK-ENTRY TRANSFER SET FORTH IN THIS NOTICE OF GUARANTEED DELIVERY INTO THE EXCHANGE AGENT’S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY WITHIN THREE (3) NEW YORK STOCK EXCHANGE, INC. TRADING DAYS OF THE DATE HEREOF.

The Eligible Institution that completes this form must communicate the guarantee to the Exchange Agent and must deliver the certificates representing shares of Coast Casinos common stock to the Exchange Agent within the time period set forth herein. Failure to do so could result in a financial loss to such Eligible Institution.

Authorized Signature:

Name:

(Please Print)

Title:

Name of Firm:

Address:

(Including Zip Code)

Area Code and Telephone Number:

Date:                                                                                                ,  2004

[                    ], 2004

COAST CASINOS, INC.

Election of Merger Consideration

An election must be made no later than 5:00 p.m., Pacific time, on the business day immediately preceding the date of the Coast Casinos 2004 Annual Meeting of Stockholders. The time and date of the expiration of the election period is herein referred to as the “Election Deadline.”

To Brokers, Dealers, Commercial Banks, Trust Companies and other Nominees:

Boyd Gaming Corporation (“Boyd Gaming”), BGC, Inc. and Coast Casinos, Inc. (“Coast Casinos”) have entered into an Agreement and Plan of Merger dated as of February 6, 2004 (as amended, the “Merger Agreement”), pursuant to which, subject to certain conditions, including the approval and adoption of the Merger Agreement by the stockholders of Coast Casinos, Coast Casinos will merge with and into BGC, Inc., with BGC, Inc. surviving the merger (the “Merger”). As outlined in the [                    ], 2004 Joint Proxy Statement/Prospectus distributed to Coast Casinos stockholders, the terms of the Merger Agreement allow a Coast Casinos stockholder to choose, subject to the proration provisions, the type of merger consideration that the stockholder wishes to receive in exchange for each share of Coast Casinos common stock that the stockholder owns. It is now time for Coast Casinos stockholders to choose the merger consideration that they wish to receive.

The options are:

1.	Election to exchange all of the stockholder’s shares of Coast Casinos common stock for shares of Boyd Gaming common stock. A stockholder may select this option, indicating that the stockholder wants to receive shares of Boyd Gaming common stock in exchange for all of the stockholder’s shares of Coast Casinos common stock, subject to the proration provisions of the Merger Agreement.

2.	Election to exchange a portion of the stockholder’s shares of Coast Casinos common stock for shares of Boyd Gaming common stock. A stockholder may select this option, indicating that the stockholder wants to receive shares of Boyd Gaming common stock in exchange for a portion of the stockholder’s shares of Coast Casinos common stock, subject to the proration provisions of the Merger Agreement. If the stockholder selects this option, the stockholder must indicate the number of shares of Coast Casinos common stock in exchange for which the stockholder is electing to receive shares of Boyd Gaming common stock. The stockholder will be deemed not to have made an election with respect to the stockholder’s remaining shares of Coast Casinos common stock, and those remaining shares of Coast Casinos common stock will be converted into the right to receive cash consideration, subject to the proration provisions of the Merger Agreement.

2.	No election. A stockholder may select this option, indicating that the stockholder wants to receive cash in exchange for all of the stockholder’s shares of Coast Casinos common stock, subject to the proration provisions of the Merger Agreement.

For your information and for forwarding to those of your clients for whom you hold shares of Coast Casinos common stock registered in your name or in the name of your nominee, we are enclosing the following documents:

1.	A Form of Election for your use and for the information of your clients (together with the accompanying Substitute Form W-9).

2.	A client letter for your use and for the information of your clients.

3.	A Notice of Guaranteed Delivery to be used in connection with an election of merger consideration if the certificates for shares of Coast Casinos common stock cannot be delivered or the procedures for book-entry transfer cannot be completed on a timely basis.

4.	Guidelines of the Internal Revenue Service for the Certification of the Taxpayer Identification Number on Substitute Form W-9.

YOUR PROMPT ACTION IS REQUESTED. WE URGE YOU TO CONTACT YOUR CLIENTS AS PROMPTLY AS POSSIBLE.

In order to make a valid election, a duly executed and properly completed Form of Election and Letter of Transmittal, including any required signature guarantees and any other documents, should be sent to Wells Fargo Shareowner Services (the “Exchange Agent”), together with either certificates representing the shares of Coast Casinos common stock in exchange for which your clients are electing to receive shares of Boyd Gaming common stock in the Merger or timely confirmation of their book-entry transfer. If any of your clients chooses not to make an election to receive shares of Boyd Gaming common stock in the Merger in exchange for all or any portion of the client’s shares of Coast Casinos common stock, then a Form of Election and Letter of Transmittal should not be prepared covering such shares and certificates representing such shares of Coast Casinos common stock should not be sent to the Exchange Agent.

Coast Casinos stockholders whose certificates for shares of Coast Casinos common stock are required to be sent and are not immediately available or who cannot deliver such certificates to the Exchange Agent or complete the procedures for book-entry transfer prior to the Election Deadline must follow the procedure for guaranteed delivery set forth on the Notice of Guaranteed Delivery Form.

Any inquiries you may have with respect to the making of an election should be addressed to Wells Fargo Shareowner Services at Corporate Actions Department, P.O. Box 64858, St. Paul, MN 55164-0858; Phone toll-free at [                    ]. Additional copies of the enclosed materials may be obtained from the Exchange Agent at the same address and telephone number.

Very truly yours,

COAST CASINOS, INC.

NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU OR ANY PERSON AS AN AGENT OF COAST CASINOS, INC. OR THE EXCHANGE AGENT OR ANY AFFILIATE OF THE FOREGOING, OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENT ON BEHALF OF ANY OF THEM IN CONNECTION WITH ANY ELECTION OTHER THAN THE DOCUMENTS ENCLOSED HEREWITH AND THE STATEMENTS CONTAINED THEREIN.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer.—Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

For this type of account:	Give the SOCIAL SECURITY number of—

1. An individual’s account	The individual

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, any one of the individuals(1)

3. Husband and wife (joint account)	The actual owner of the account or, if joint funds, either person(1)

4. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)

5. Adult and minor (joint account)	The adult or, if the minor is the only contributor, the minor(1)

6. Account in the name of guardian or committee for a designated ward, minor, or incompetent person	The ward, minor, or incompetent person(3)

7. a The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)
b So-called trust account that is not a legal or valid trust under State law	The actual owner(1)

8. Sole proprietorship account	The owner(4)

For this type of account:	Give the EMPLOYER IDENTIFICATION number of—

9. A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)(5)

10. Corporate account	The corporation

11. Religious, charitable, or educational organization account	The organization

12. Partnership account held in the name of the partnership	The partnership

13. Association, club, or other tax-exempt organization	The organization

14. A broker or registered nominee	The broker or registered nominee

15. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List all names first and circle the name of the person whose number you furnish.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	Circle the ward’s, minor’s or incompetent person’s name and furnish such person’s social security number.
(4)	Provide the name of the owner.
(5)	List all names first and circle the name of the legal trust, estate, or pension trust.

Note:	If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup on ALL payments include the following:  – A corporation. – A financial institution. – An organization exempt from tax under section 501(a) of the Internal Revenue Code of 1986, as amended (the “Code”), or an individual retirement plan. – The United States or any agency or instrumentality thereof. – A state, the District of Columbia, a possession of the United States or any subdivision or instrumentality thereof. – A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof. – An international organization or any agency or instrumentality thereof. – A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S. – A real estate investment trust. – A common trust fund operated by a bank under section 584(a) of the Code. – An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1) of the Code. – An entity registered at all times under the Investment Company Act of 1940. – A foreign central bank of issue.

Payments Not Generally Subject to Backup Withholding

Payments of dividends and patronage dividends not generally subject to backup withholding include the following: – Payments to nonresident aliens subject to withholding under section 1441 of the Code. – Payments to partnership not engaged in a trade or business in the U.S. and which have at least one nonresident partner. – Payments of patronage dividends where the amount received is not paid in money. – Payments made by certain foreign organizations.

Payments of interest not generally subject to backup withholding including the following: – Payments of interest on obligations issued by individuals. Note: A Payee may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and such Payee has not provided its correct taxpayer identification number to the payer. – Payments of tax-exempt interest (including exempt-interest dividends under section 852 of the Code). – Payments described in section 6049(b)(5) of the Code to nonresident aliens. – Payments on tax-free covenant bonds under section 1451 of the Code. – Payments made by certain foreign organizations. – Payments made to a nominee.

EXEMPT PAYEES DESCRIBED ABOVE MUST STILL COMPLETE THE SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE SUBSTITUTION FORM W-9 WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050(A) of the Code.

Privacy Act Notice. Section 6109 of the Code requires most recipients of dividends, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1)  Penalty for Failure to Furnish Taxpayer Identification Number.—If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to wilful neglect.

(2)  Civil Penalty for False Information With Respect to Withholding.—If you make a false statement with no reasonable basis that results in no imposition of backup withholding you are subject to a penalty of $500.

(3)  Criminal Penalty for Falsifying Information.—Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

(4)  Failure to Report Certain Dividend and Interest Payments.—If you fail to include any portion of an includible payment for interest, dividends, or patronage dividends in gross income and such failure is due to negligence, a penalty of 20% is imposed on any portion of any underpayment attributable to that failure.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE

INTERNAL REVENUE SERVICE